UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 17, 2010

Date of Report (Date of earliest event reported)

Cadence Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Mississippi	1-15773	64-0694755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 University Drive Starkville, Mississippi 39759

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (662) 324-4258

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2010, Cadence Financial Corporation (the “Company”), entered into a written agreement (the “Agreement”) with the Federal Reserve Bank of St. Louis (“Reserve Bank”). Pursuant to the Agreement, the Company agreed to, among other things:

1.	take appropriate steps to fully utilize the Company’s financial and managerial resources to serve as a source of strength to its wholly-owned bank subsidiary, Cadence Bank, N.A. (the “Bank”), including causing the Bank to comply with the Consent Order it entered into with the Office of the Comptroller of the Currency on May 19, 2010;

2.	refrain from declaring or paying dividends, taking dividends or any form of payment from the Bank representing a reduction in the Bank’s capital, or making any distributions of interest, principal or other sums on the Company’s subordinated debentures or trust preferred securities absent prior regulatory approval;

3.	refrain from incurring, increasing or guaranteeing any debt or repurchasing or redeeming any shares of its stock absent prior regulatory approval;

4.	develop and submit to the Reserve Bank an acceptable written plan to maintain sufficient capital;

5.	develop and submit for regulatory approval a cash flow projection of the Company’s planned sources and uses of cash for debt service, operating expenses and other purposes;

6.	develop and submit to the Reserve Bank a written business plan for 2011 to improve the earnings and overall condition of the Company;

7.	take all action necessary to ensure that the Bank complies with applicable regulations related to affiliate transactions;

8.	comply with appropriate regulatory notice and approval requirements when appointing any new directors or senior executive officers or changing the responsibilities of any senior executive officer and comply with the limitations on indemnification and severance payments set forth in Section 18(k) of the Federal Deposit Insurance Act and Part 359 of the FDIC’s implementing regulations;

9.	furnish written progress reports to the Reserve Bank detailing the form and manner of any actions taken to secure compliance with the Agreement.

The description of the Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Additionally, on November 17, 2010, the Reserve Bank granted an extension to February 28, 2011, to submit the capital plan, cash flow projections and earnings plan and budget described in the Agreement. A copy of the November 17, 2010 letter granting such extension is filed herewith as Exhibit 10.2 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Written Agreement by and between Cadence Financial Corporation and the Federal Reserve Bank of St. Louis, effective November 17, 2010.

10.2	Letter of the Federal Reserve Bank of St. Louis, dated November 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION (Registrant)

Date: November 19, 2010	By:	/S/ RICHARD T. HASTON
Richard T. Haston
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

10.1	Written Agreement by and between Cadence Financial Corporation and the Federal Reserve Bank of St. Louis, effective November 17, 2010

10.2	Letter of the Federal Reserve Bank of St. Louis, dated November 17, 2010.